Exhibit 99.1

SouthState Corporation Reports First Quarter 2025 Results Declares Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – April 24, 2025 – SouthState Corporation (“SouthState” or the “Company”) (NYSE: SSB) today released its unaudited results of operations and other financial information for the three-month period ended March 31, 2025.

“The first quarter was a strategic reset that took SouthState’s earnings profile from good to great", commented John C. Corbett, SouthState’s Chief Executive Officer. "We closed the IBTX acquisition in January and then closed the sale leaseback transaction and securities restructure in March. The securities restructuring and better than expected deposit pricing pushed our net interest margin to 3.85%. SouthState is now positioned with industry-leading profitability and strong liquidity, capital and asset quality for the uncertainties that lie ahead."

Highlights of the first quarter of 2025 include:

Returns

●	Reported Diluted Earnings per Share (“EPS”) of $0.87; Adjusted Diluted EPS (Non-GAAP) of $2.15
●	Net Income of $89.1 million; Adjusted Net Income (Non-GAAP) of $219.3 million
●	Return on Average Common Equity of 4.3%; Return on Average Tangible Common Equity (Non-GAAP) of 9.0% and Adjusted Return on Average Tangible Common Equity (Non-GAAP) of 19.9%*
●	Return on Average Assets (“ROAA”) of 0.56% and Adjusted ROAA (Non-GAAP) of 1.38%*
●	Book Value per Share of $84.99; Tangible Book Value (“TBV”) per Share (Non-GAAP) of $50.07

Performance

●	Net Interest Income of $545 million
●	Net Interest Margin (“NIM”), non-tax equivalent of 3.84%, and tax equivalent (Non-GAAP) of 3.85%
●	$39.4 million of acquisition date charge-offs on PCD loans acquired from Independent Bank Group, Inc. (“Independent”) to bring these loans in accordance with SouthState policies and practices; excluding these day one charge-offs on acquired PCD loans, net charge-offs totaled $4.4 million, or 0.04%*
●	$100.6 million of Provision for Credit Losses (“PCL”), including $92.1 million of initial provision for credit losses related to acquired non-PCD loans and unfunded commitments; total Allowance for Credit Losses (“ACL”) plus reserve for unfunded commitments of 1.47% of loans
●	Noninterest Income of $86 million; Noninterest Income represented 0.54%, of average assets for the first quarter of 2025*
●	Efficiency Ratio of 61% and Adjusted Efficiency Ratio (Non-GAAP) of 50%

Balance Sheet

●	Loans decreased by $263 million, or 2%*, and deposits increased by $68 million, or 1%*, excluding the effects of the acquisition date balances acquired from Independent(9); ending loan to deposit ratio of 88%
●	Total loan yield of 6.25% and total deposit cost of 1.89%
●	Strong capital position with Tangible Common Equity, Total Risk-Based Capital, Tier 1 Leverage, and Tier 1 Common Equity ratios of 8.2%, 13.7%, 8.9%, and 11.0%, respectively†

Significant Transactions

●	Closed previously announced acquisition of Independent on January 1, 2025
●	Executed sale leaseback transaction during 1Q 2025, resulting in a gain of $229 million, net of transaction costs
●	Completed securities portfolio restructuring during 1Q 2025 with a total net loss of $229 million

Subsequent Events

●	The Board of Directors of the Company declared a quarterly cash dividend on its common stock of $0.54 per share, payable on May 16, 2025 to shareholders of record as of May 9, 2025

∗ Annualized percentages

† Preliminary

Financial Performance

	Three Months Ended
(Dollars in thousands, except per share data)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
INCOME STATEMENT	2025	2024	2024	2024	2024
Interest Income
Loans, including fees (1)	$724,640	$489,709	$494,082	$478,360	$463,688
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell	83,926	59,096	50,096	52,764	53,567
Total interest income	808,566	548,805	544,178	531,124	517,255
Interest Expense
Deposits	245,957	168,263	177,919	165,481	160,162
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	18,062	10,763	14,779	15,384	13,157
Total interest expense	264,019	179,026	192,698	180,865	173,319
Net Interest Income	544,547	369,779	351,480	350,259	343,936
Provision (recovery) for credit losses	100,562	6,371	(6,971)	3,889	12,686
Net Interest Income after Provision (Recovery) for Credit Losses	443,985	363,408	358,451	346,370	331,250
Noninterest Income
Operating income	85,620	80,595	74,934	75,225	71,558
Securities losses, net	(228,811)	(50)	—	—	—
Gain on sale leaseback, net of transaction costs	229,279	—	—	—	—
Total noninterest income	86,088	80,545	74,934	75,225	71,558
Noninterest Expense
Operating expense	340,820	250,699	243,543	242,343	240,923
Merger, branch consolidation, severance related and other restructuring expense (8)	68,006	6,531	3,304	5,785	4,513
FDIC special assessment	—	(621)	—	619	3,854
Total noninterest expense	408,826	256,609	246,847	248,747	249,290
Income before Income Tax Provision	121,247	187,344	186,538	172,848	153,518
Income tax provision	32,167	43,166	43,359	40,478	38,462
Net Income	$89,080	$144,178	$143,179	$132,370	$115,056

Adjusted Net Income (non-GAAP) (2)
Net Income (GAAP)	$89,080	$144,178	$143,179	$132,370	$115,056
Securities losses, net of tax	178,639	38	—	—	—
Gain on sale leaseback, net of transaction costs and tax	(179,004)	—	—	—	—
Initial provision for credit losses – Non-PCD loans and UFC from Independent, net of tax	71,892	—	—	—	—
Merger, branch consolidation, severance related and other restructuring expense, net of tax (8)	53,094	5,026	2,536	4,430	3,382
Deferred tax asset remeasurement	5,581	—	—	—	—
FDIC special assessment, net of tax	—	(478)	—	474	2,888
Adjusted Net Income (non-GAAP)	$219,282	$148,764	$145,715	$137,274	$121,326

Basic earnings per common share	$0.88	$1.89	$1.88	$1.74	$1.51
Diluted earnings per common share	$0.87	$1.87	$1.86	$1.73	$1.50
Adjusted net income per common share - Basic (non-GAAP) (2)	$2.16	$1.95	$1.91	$1.80	$1.59
Adjusted net income per common share - Diluted (non-GAAP) (2)	$2.15	$1.93	$1.90	$1.79	$1.58
Dividends per common share	$0.54	$0.54	$0.54	$0.52	$0.52
Basic weighted-average common shares outstanding	101,409,624	76,360,935	76,299,069	76,251,401	76,301,411
Diluted weighted-average common shares outstanding	101,828,600	76,957,882	76,805,436	76,607,281	76,660,081
Effective tax rate	26.53%	23.04%	23.24%	23.42%	25.05%
Adjusted effective tax rate	21.93%	20.92%	20.06%	22.42%	21.83%

Performance and Capital Ratios

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2025	2024	2024	2024	2024
PERFORMANCE RATIOS
Return on average assets (annualized)	0.56%	1.23%	1.25%	1.17%	1.03%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.38%	1.27%	1.27%	1.22%	1.08%
Return on average common equity (annualized)	4.29%	9.72%	9.91%	9.58%	8.36%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	10.56%	10.03%	10.08%	9.94%	8.81%
Return on average tangible common equity (annualized) (non-GAAP) (3)	8.99%	15.09%	15.63%	15.49%	13.63%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	19.85%	15.56%	15.89%	16.05%	14.35%
Efficiency ratio (tax equivalent)	60.97%	55.73%	56.58%	57.03%	58.48%
Adjusted efficiency ratio (non-GAAP) (4)	50.24%	54.42%	55.80%	55.52%	56.47%
Dividend payout ratio (5)	61.45%	28.58%	28.76%	29.93%	34.42%
Book value per common share	$84.99	$77.18	$77.42	$74.16	$72.82
Tangible book value per common share (non-GAAP) (3)	$50.07	$51.11	$51.26	$47.90	$46.48

CAPITAL RATIOS
Equity-to-assets	13.2%	12.7%	12.8%	12.4%	12.3%
Tangible equity-to-tangible assets (non-GAAP) (3)	8.2%	8.8%	8.9%	8.4%	8.2%
Tier 1 leverage (6)	8.9%	10.0%	10.0%	9.7%	9.6%
Tier 1 common equity (6)	11.0%	12.6%	12.4%	12.1%	11.9%
Tier 1 risk-based capital (6)	11.0%	12.6%	12.4%	12.1%	11.9%
Total risk-based capital (6)	13.7%	15.0%	14.7%	14.4%	14.4%

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
BALANCE SHEET	2025	2024	2024	2024	2024
Assets
Cash and due from banks	$688,153	$525,506	$563,887	$507,425	$478,271
Federal funds sold and interest-earning deposits with banks	2,611,537	866,561	648,792	609,741	731,186
Cash and cash equivalents	3,299,690	1,392,067	1,212,679	1,117,166	1,209,457

Trading securities, at fair value	107,401	102,932	87,103	92,161	66,188
Investment securities:
Securities held to maturity	2,195,980	2,254,670	2,301,307	2,348,528	2,446,589
Securities available for sale, at fair value	5,853,369	4,320,593	4,564,363	4,498,264	4,598,400
Other investments	345,695	223,613	211,458	201,516	187,285
Total investment securities	8,395,044	6,798,876	7,077,128	7,048,308	7,232,274
Loans held for sale	357,918	279,426	287,043	100,007	56,553
Loans:
Purchased credit deteriorated	3,634,490	862,155	913,342	957,255	1,031,283
Purchased non-credit deteriorated	13,084,853	3,635,782	3,959,028	4,253,323	4,534,583
Non-acquired	30,047,389	29,404,990	28,675,822	28,023,986	27,101,444
Less allowance for credit losses	(623,690)	(465,280)	(467,981)	(472,298)	(469,654)
Loans, net	46,143,042	33,437,647	33,080,211	32,762,266	32,197,656
Premises and equipment, net	946,334	502,559	507,452	517,382	512,635
Bank owned life insurance	1,273,472	1,013,209	1,007,275	1,001,998	997,562
Mortgage servicing rights	87,742	89,795	83,512	88,904	87,970
Core deposit and other intangibles	455,443	66,458	71,835	77,389	83,193
Goodwill	3,088,059	1,923,106	1,923,106	1,923,106	1,923,106
Other assets	981,309	775,129	745,303	765,283	778,244
Total assets	$65,135,454	$46,381,204	$46,082,647	$45,493,970	$45,144,838

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$13,757,255	$10,192,117	$10,376,531	$10,374,464	$10,546,410
Interest-bearing	39,580,360	27,868,749	27,261,664	26,723,938	26,632,024
Total deposits	53,337,615	38,060,866	37,638,195	37,098,402	37,178,434
Federal funds purchased and securities
sold under agreements to repurchase	679,337	514,912	538,322	542,403	554,691
Other borrowings	752,798	391,534	691,626	691,719	391,812
Reserve for unfunded commitments	62,253	45,327	41,515	50,248	53,229
Other liabilities	1,679,090	1,478,150	1,268,409	1,460,795	1,419,663
Total liabilities	56,511,093	40,490,789	40,178,067	39,843,567	39,597,829

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	253,698	190,805	190,674	190,489	190,443
Surplus	6,667,277	4,259,722	4,249,672	4,238,192	4,230,345
Retained earnings	2,080,053	2,046,809	1,943,874	1,841,933	1,749,215
Accumulated other comprehensive loss	(376,667)	(606,921)	(479,640)	(620,211)	(622,994)
Total shareholders' equity	8,624,361	5,890,415	5,904,580	5,650,403	5,547,009
Total liabilities and shareholders' equity	$65,135,454	$46,381,204	$46,082,647	$45,493,970	$45,144,838

Common shares issued and outstanding	101,479,065	76,322,206	76,269,577	76,195,723	76,177,163

Net Interest Income and Margin

	Three Months Ended
	Mar. 31, 2025			Dec. 31, 2024			Mar. 31, 2024
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks	$2,199,800	$22,540	4.16%	$1,308,313	$14,162	4.31%	$668,349	$8,254	4.97%
Investment securities	8,325,775	61,386	2.99%	7,144,438	44,934	2.50%	7,465,735	45,313	2.44%
Loans held for sale	174,833	3,678	8.53%	179,803	2,304	5.10%	42,872	681	6.39%
Total loans held for investment	46,797,045	720,962	6.25%	33,662,822	487,405	5.76%	32,480,220	463,007	5.73%
Total interest-earning assets	57,497,453	808,566	5.70%	42,295,376	548,805	5.16%	40,657,176	517,255	5.12%
Noninterest-earning assets	6,785,973			4,214,390			4,353,987
Total Assets	$64,283,426			$46,509,766			$45,011,163

Interest-Bearing Liabilities ("IBL"):
Transaction and money market accounts	$29,249,014	$176,949	2.45%	$20,823,079	$121,239	2.32%	$19,544,019	$117,292	2.41%
Savings deposits	2,904,961	1,944	0.27%	2,427,760	1,741	0.29%	2,589,251	1,818	0.28%
Certificates and other time deposits	7,165,188	67,064	3.80%	4,517,047	45,283	3.99%	4,282,749	41,052	3.86%
Federal funds purchased	323,400	3,479	4.36%	292,626	3,479	4.73%	256,506	3,369	5.28%
Repurchase agreements	298,305	1,430	1.94%	261,373	1,382	2.10%	280,674	1,358	1.95%
Other borrowings	812,136	13,153	6.57%	394,853	5,902	5.95%	563,848	8,430	6.01%
Total interest-bearing liabilities	40,753,004	264,019	2.63%	28,716,738	179,026	2.48%	27,517,047	173,319	2.53%
Noninterest-bearing deposits	13,493,329			10,561,382			10,530,597
Other noninterest-bearing liabilities	1,618,981			1,330,020			1,426,968
Shareholders' equity	8,418,112			5,901,626			5,536,551
Total Non-IBL and shareholders' equity	23,530,422			17,793,028			17,494,116
Total Liabilities and Shareholders' Equity	$64,283,426			$46,509,766			$45,011,163
Net Interest Income and Margin (Non-Tax Equivalent)		$544,547	3.84%		$369,779	3.48%		$343,936	3.40%
Net Interest Margin (Tax Equivalent) (non-GAAP)			3.85%			3.48%			3.41%
Total Deposit Cost (without Debt and Other Borrowings)			1.89%			1.75%			1.74%
Overall Cost of Funds (including Demand Deposits)			1.97%			1.81%			1.83%

Total Accretion on Acquired Loans (1)		$61,798			$2,887			$4,287
Tax Equivalent ("TE") Adjustment		$784			$547			$528
●	The remaining loan discount on acquired loans to be accreted into loan interest income totals $457.1 million as of March 31, 2025.

Noninterest Income and Expense

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
(Dollars in thousands)	2025	2024	2024	2024	2024
Noninterest Income:
Fees on deposit accounts	$35,933	$35,121	$33,986	$33,842	$33,145
Mortgage banking income	7,737	4,777	3,189	5,912	6,169
Trust and investment services income	14,932	12,414	11,578	11,091	10,391
Correspondent banking and capital markets income	16,715	20,905	17,381	16,267	14,591
Expense on centrally-cleared variation margin	(7,170)	(7,350)	(7,488)	(11,407)	(10,280)
Total correspondent banking and capital markets income	9,545	13,555	9,893	4,860	4,311
Bank owned life insurance income	10,199	7,944	8,276	7,372	6,892
Other	7,275	6,784	8,012	12,148	10,650
Securities losses, net	(228,811)	(50)	—	—	—
Gain on sale leaseback, net of transaction costs	229,279	—	—	—	—
Total Noninterest Income	$86,088	$80,545	$74,934	$75,225	$71,558

Noninterest Expense:
Salaries and employee benefits	$195,811	$154,116	$150,865	$151,435	$150,453
Occupancy expense	35,493	22,831	22,242	22,453	22,577
Information services expense	31,362	23,416	23,280	23,144	22,353
OREO and loan related expense	1,784	1,416	1,358	1,307	606
Business development and staff related	6,510	6,777	5,542	5,942	5,521
Amortization of intangibles	23,831	5,326	5,327	5,744	5,998
Professional fees	4,709	5,366	4,017	3,906	3,115
Supplies and printing expense	3,128	2,729	2,762	2,526	2,540
FDIC assessment and other regulatory charges	11,258	7,365	7,482	7,771	8,534
Advertising and marketing	2,290	2,269	2,296	2,594	1,984
Other operating expenses	24,644	19,088	18,372	15,521	17,242
Merger, branch consolidation, severance related and other restructuring expense (8)	68,006	6,531	3,304	5,785	4,513
FDIC special assessment	—	(621)	—	619	3,854
Total Noninterest Expense	$408,826	$256,609	$246,847	$248,747	$249,290

Loans and Deposits

The following table presents a summary of the loan portfolio by type:

	Ending Balance
(Dollars in thousands)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
LOAN PORTFOLIO (7)	2025	2024	2024	2024	2024
Construction and land development * †	$3,497,909	$2,184,327	$2,458,151	$2,592,307	$2,437,343
Investor commercial real estate*	16,822,119	9,991,482	9,856,709	9,731,773	9,752,529
Commercial owner occupied real estate	7,417,116	5,716,376	5,544,716	5,522,978	5,511,855
Commercial and industrial	8,106,484	6,222,876	5,931,187	5,769,838	5,544,131
Consumer real estate *	9,838,952	8,714,969	8,649,714	8,440,724	8,223,066
Consumer/other	1,084,152	1,072,897	1,107,715	1,176,944	1,198,386
Total Loans	$46,766,732	$33,902,927	$33,548,192	$33,234,564	$32,667,310
*

Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

†

Includes single family home construction-to-permanent loans of $343.5 million, $386.2 million, $429.8 million, $544.2 million, and $623.9 million for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, respectively.

	Ending Balance
(Dollars in thousands)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
DEPOSITS	2025	2024	2024	2024	2024
Noninterest-bearing checking	$13,757,255	$10,192,116	$10,376,531	$10,374,464	$10,546,410
Interest-bearing checking	12,034,973	8,232,322	7,550,392	7,547,406	7,898,835
Savings	2,939,407	2,414,172	2,442,584	2,475,130	2,557,203
Money market	17,447,738	13,056,534	12,614,046	12,122,336	11,895,385
Time deposits	7,158,242	4,165,722	4,654,642	4,579,066	4,280,601
Total Deposits	$53,337,615	$38,060,866	$37,638,195	$37,098,402	$37,178,434

Core Deposits (excludes Time Deposits)	$46,179,373	$33,895,144	$32,983,553	$32,519,336	$32,897,833

Asset Quality

	Ending Balance
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
(Dollars in thousands)	2025	2024	2024	2024	2024
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$151,673	$141,982	$111,240	$110,774	$106,189
Accruing loans past due 90 days or more	3,273	3,293	6,890	5,843	2,497
Non-acquired OREO and other nonperforming assets	2,290	1,182	1,217	2,876	1,589
Total non-acquired nonperforming assets	157,236	146,457	119,347	119,493	110,275
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	116,691	65,314	70,731	78,287	63,451
Accruing loans past due 90 days or more	537	—	389	916	135
Acquired OREO and other nonperforming assets	5,976	1,583	493	598	655
Total acquired nonperforming assets	123,204	66,897	71,613	79,801	64,241
Total nonperforming assets	$280,440	$213,354	$190,960	$199,294	$174,516

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
	2025	2024	2024	2024	2024
ASSET QUALITY RATIOS (7):
Allowance for credit losses as a percentage of loans	1.33%	1.37%	1.39%	1.42%	1.44%
Allowance for credit losses, including reserve for unfunded commitments,
as a percentage of loans	1.47%	1.51%	1.52%	1.57%	1.60%
Allowance for credit losses as a percentage of nonperforming loans	229.15%	220.94%	247.28%	241.19%	272.62%
Net charge-offs as a percentage of average loans (annualized)	0.38%	0.06%	0.07%	0.05%	0.03%
Net charge-offs, excluding acquisition date charge-offs, as a percentage
of average loans (annualized) *	0.04%	0.06%	0.07%	0.05%	0.03%
Total nonperforming assets as a percentage of total assets	0.43%	0.46%	0.41%	0.44%	0.39%
Nonperforming loans as a percentage of period end loans	0.58%	0.62%	0.56%	0.59%	0.53%

* Excluding acquisition date charge-offs recorded in connection with the Independent merger.

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the first quarter of 2025:

	Allowance for Credit Losses ("ACL") and Unfunded Commitments ("UFC")
(Dollars in thousands)	Non-PCD ACL	PCD ACL	Total ACL	UFC
Ending balance 12/31/2024	$444,959	$20,321	$465,280	$45,327
ACL - PCD loans from Independent	—	118,643	118,643	—
Initial provision for credit losses - Independent	79,971	—	79,971	12,112
Acquisition date charge-offs on acquired PCD loans - Independent *	—	(39,429)	(39,429)	—
Charge offs	(6,139)	—	(6,139)	—
Acquired charge offs	(885)	(398)	(1,283)	—
Recoveries	1,345	—	1,345	—
Acquired recoveries	291	1,346	1,637	—
Provision for credit losses	7,073	(3,408)	3,665	4,814
Ending balance 3/31/2025	$526,615	$97,075	$623,690	$62,253

Period end loans	$43,132,242	$3,634,490	$46,766,732	N/A
Allowance for Credit Losses to Loans	1.22%	2.67%	1.33%	N/A
Unfunded commitments (off balance sheet) †				$10,654,446
Reserve to unfunded commitments (off balance sheet)				0.58%

* Acquisition date charge-offs recorded in connection with the Independent merger, to conform with the Company’s charge-off policies and practices.

† Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its first quarter results at 9:00 a.m. Eastern Time on April 25, 2025.  Callers wishing to participate may call toll-free by dialing (888) 350-3899 within the US and (646) 960-0343 for all other locations.  The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  The conference ID number is 4200408.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of April 25, 2025 on the Investor Relations section of SouthStateBank.com.

SouthState is a financial services company headquartered in Winter Haven, Florida.  SouthState Bank, N.A. (the “Bank”), the Company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than one million customers throughout Florida, Alabama, Georgia, the Carolinas, Virginia, Texas and Colorado.  The Bank also serves clients coast to coast through its correspondent banking division.  Additional information is available at SouthStateBank.com.

###

Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

(Dollars in thousands)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024
Net income (GAAP)	$89,080	$144,178	$143,179	$132,370	$115,056
Provision (recovery) for credit losses	100,562	6,371	(6,971)	3,889	12,686
Income tax provision	26,586	43,166	43,359	40,478	38,462
Income tax provision - deferred tax asset remeasurement	5,581	—	—	—	—
Securities losses, net	228,811	50	—	—	—
Gain on sale leaseback, net of transaction costs	(229,279)	—	—	—	—
Merger, branch consolidation, severance related and other restructuring expense (8)	68,006	6,531	3,304	5,785	4,513
FDIC special assessment	—	(621)	—	619	3,854
Pre-provision net revenue (PPNR) (Non-GAAP)	$289,347	$199,675	$182,871	$183,141	$174,571

(Dollars in thousands)	Three Months Ended
NET INTEREST MARGIN ("NIM"), TE (NON-GAAP)	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024
Net interest income (GAAP)	$544,547	$369,779	$351,480	$350,259	$343,936
Total average interest-earning assets	57,497,453	42,295,376	41,223,980	41,011,662	40,657,176
NIM, non-tax equivalent	3.84%	3.48%	3.39%	3.43%	3.40%

Tax equivalent adjustment (included in NIM, TE)	784	547	486	631	528
Net interest income, tax equivalent (Non-GAAP)	$545,331	$370,326	$351,966	$350,890	$344,464
NIM, TE (Non-GAAP)	3.85%	3.48%	3.40%	3.44%	3.41%

	Three Months Ended
(Dollars in thousands, except per share data)	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
RECONCILIATION OF GAAP TO NON-GAAP	2025	2024	2024	2024	2024
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$89,080	$144,178	$143,179	$132,370	$115,056
Securities losses, net of tax	178,639	38	—	—	—
Gain on sale leaseback, net of transaction costs and tax	(179,004)	—	—	—	—
PCL - Non-PCD loans and UFC, net of tax	71,892	—	—	—	—
Merger, branch consolidation, severance related and other restructuring expense, net of tax (8)	53,094	5,026	2,536	4,430	3,382
Deferred tax asset remeasurement	5,581	—	—	—	—
FDIC special assessment, net of tax	—	(478)	—	474	2,888
Adjusted net income (non-GAAP)	$219,282	$148,764	$145,715	$137,274	$121,326

Adjusted Net Income per Common Share - Basic (non-GAAP) (2)
Earnings per common share - Basic (GAAP)	$0.88	$1.89	$1.88	$1.74	$1.51
Effect to adjust for securities losses, net of tax	1.76	0.00	—	—	—
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	(1.77)	—	—	—	—
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	0.71	—	—	—	—
Effect to adjust for merger, branch consolidation, severance related and other restructuring expense, net of tax (8)	0.52	0.07	0.03	0.05	0.04
Effect to adjust for deferred tax asset remeasurement	0.06	—	—	—	—
Effect to adjust for FDIC special assessment, net of tax	—	(0.01)	—	0.01	0.04
Adjusted net income per common share - Basic (non-GAAP)	$2.16	$1.95	$1.91	$1.80	$1.59

Adjusted Net Income per Common Share - Diluted (non-GAAP) (2)
Earnings per common share - Diluted (GAAP)	$0.87	$1.87	$1.86	$1.73	$1.50
Effect to adjust for securities losses, net of tax	1.76	0.00	—	—	—
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	(1.76)	—	—	—	—
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	0.71	—	—	—	—
Effect to adjust for merger, branch consolidation, severance related and other restructuring expense, net of tax (8)	0.52	0.07	0.04	0.05	0.04
Effect to adjust for deferred tax remeasurement	0.05	—	—	—	—
Effect to adjust for FDIC special assessment, net of tax	—	(0.01)	—	0.01	0.04
Adjusted net income per common share - Diluted (non-GAAP)	$2.15	$1.93	$1.90	$1.79	$1.58

Adjusted Return on Average Assets (non-GAAP) (2)
Return on average assets (GAAP)	0.56%	1.23%	1.25%	1.17%	1.03%
Effect to adjust for securities losses, net of tax	1.13%	0.00%	—%	—%	—%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	(1.13)%	—%	—%	—%	—%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	0.45%	—%	—%	—%	—%
Effect to adjust for merger, branch consolidation, severance related and other restructuring expense, net of tax (8)	0.33%	0.04%	0.02%	0.05%	0.02%
Effect to adjust for deferred tax remeasurement	0.04%	—%	—%	—%	—%
Effect to adjust for FDIC special assessment, net of tax	—%	(0.00)%	—%	0.00%	0.03%
Adjusted return on average assets (non-GAAP)	1.38%	1.27%	1.27%	1.22%	1.08%

Adjusted Return on Average Common Equity (non-GAAP) (2)
Return on average common equity (GAAP)	4.29%	9.72%	9.91%	9.58%	8.36%
Effect to adjust for securities losses, net of tax	8.61%	0.00%	—%	—%	—%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	(8.63)%	—%	—%	—%	—%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	3.46%	—%	—%	—%	—%
Effect to adjust for merger, branch consolidation, severance related and other restructuring expense, net of tax (8)	2.56%	0.34%	0.17%	0.33%	0.24%
Effect to adjust for deferred tax remeasurement	0.27%	—%	—%	—%	—%
Effect to adjust for FDIC special assessment, net of tax	—%	(0.03)%	—%	0.03%	0.21%
Adjusted return on average common equity (non-GAAP)	10.56%	10.03%	10.08%	9.94%	8.81%

Return on Average Common Tangible Equity (non-GAAP) (3)
Return on average common equity (GAAP)	4.29%	9.72%	9.91%	9.58%	8.36%
Effect to adjust for intangible assets	4.70%	5.37%	5.72%	5.91%	5.27%
Return on average tangible equity (non-GAAP)	8.99%	15.09%	15.63%	15.49%	13.63%

Adjusted Return on Average Common Tangible Equity (non-GAAP) (2) (3)
Return on average common equity (GAAP)	4.29%	9.72%	9.91%	9.58%	8.36%
Effect to adjust for securities losses, net of tax	8.61%	0.00%	—%	—%	—%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	(8.63)%	—%	—%	—%	—%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	3.46%	—%	—%	—%	—%
Effect to adjust for merger, branch consolidation, severance related and other restructuring expense, net of tax (8)	2.56%	0.34%	0.18%	0.32%	0.25%
Effect to adjust for deferred tax remeasurement	0.27%	—%	—%	—%	—%
Effect to adjust for FDIC special assessment, net of tax	—%	(0.03)%	—%	0.03%	0.21%
Effect to adjust for intangible assets, net of tax	9.29%	5.53%	5.80%	6.12%	5.53%
Adjusted return on average common tangible equity (non-GAAP)	19.85%	15.56%	15.89%	16.05%	14.35%

	Three Months Ended
	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,
RECONCILIATION OF GAAP TO NON-GAAP	2025	2024	2024	2024	2024
Adjusted Efficiency Ratio (non-GAAP) (4)
Efficiency ratio	60.97%	55.73%	56.58%	57.03%	58.48%
Effect to adjust for securities losses	(13.35)%	—%	—%	—%	—%
Effect to adjust for gain on sale leaseback, net of transaction costs	13.39%	—%	—%	—%	—%
Effect to adjust for merger, branch consolidation, severance related and other restructuring expense (8)	(10.77)%	(1.45)%	(0.78)%	(1.36)%	(1.08)%
Effect to adjust for FDIC special assessment	—%	0.14%	—%	(0.15)%	(0.93)%
Adjusted efficiency ratio	50.24%	54.42%	55.80%	55.52%	56.47%

Tangible Book Value Per Common Share (non-GAAP) (3)
Book value per common share (GAAP)	$84.99	$77.18	$77.42	$74.16	$72.82
Effect to adjust for intangible assets	(34.92)	(26.07)	(26.16)	(26.26)	(26.34)
Tangible book value per common share (non-GAAP)	$50.07	$51.11	$51.26	$47.90	$46.48

Tangible Equity-to-Tangible Assets (non-GAAP) (3)
Equity-to-assets (GAAP)	13.24%	12.70%	12.81%	12.42%	12.29%
Effect to adjust for intangible assets	(4.99)%	(3.91)%	(3.94)%	(4.03)%	(4.08)%
Tangible equity-to-tangible assets (non-GAAP)	8.25%	8.79%	8.87%	8.39%	8.21%

Certain prior period information has been reclassified to conform to the current period presentation, and these reclassifications have no impact on net income or equity as previously reported.

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $61.8 million, $2.9 million, $2.9 million, $4.4 million, and $4.3 million during the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, respectively.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, gain on sale leaseback, net of transaction costs, PCL on non-PCD loans and unfunded commitments, deferred tax asset remeasurement, merger, branch consolidation, severance related and other restructuring expense, and FDIC special assessments. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger, branch consolidation, severance related and other restructuring expense of $68.0 million, $6.5 million, $3.3 million, $5.8 million, and $4.5 million for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, respectively; (b) pre-tax net securities losses of $(228,811) and $(50,000) for the quarters ended March 31, 2025 and December 31, 2024; (c) pre-tax (c) pre-tax gain on sale leaseback, net of transaction costs of $229,279 for the quarter ended March 31, 2025; (d) pre-tax FDIC special assessment of $(621,000), $619,000, and $3.9 million for the quarters ended December 31, 2024, June 30, 2024, and March 31, 2024, respectively; and (e) deferred tax asset remeasurement of $5.6 million for the quarter ended March 31, 2025.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of GAAP to Non-GAAP" provide tables that reconcile GAAP measures to non-GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding transaction costs on sale leaseback, merger, branch consolidation, severance related and other restructuring expenses and amortization of intangible assets, divided by net interest income and noninterest income excluding gains (losses) on sales of securities, net and gain on sale leaseback, net of transaction costs. The pre-tax amortization expenses of intangible assets were $23.8 million, $5.3 million, $5.3 million, $5.7 million, and $6.0 million for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	March 31, 2025 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes loans held for sale.
(8)	Includes pre-tax cyber incident costs of $111,000, $329,000, $56,000, $3.5 million and $4.4 million for the quarters ended March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, respectively.
(9)	SouthState acquired $13.1 billion of loans and $15.2 billion of deposits from the Independent acquisition. The total preliminary mark on the newly acquired loans was approximately $482 million, which included a rate mark of approximately $386 million and a credit mark on non-PCD loans of approximately $96 million. The preliminary premium for acquired fixed maturity time deposits was approximately $1.7 million. The Company also added $412.1 million in core deposit intangibles related to the Independent acquisition.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic volatility risk, including as a result of monetary, fiscal, and trade law policies, such as tariffs, and inflation, potentially resulting in higher rates, deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses, or on the other hand lower rates, which also may have other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (3) risks related to the merger and integration of SouthState and Independent including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Independent’s operations into SouthState’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Independent’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the ability to retain our culture and attract and retain qualified people as we grow and are located in new markets, and being able to offer competitive salaries and benefits, including flexibility of working remotely or in the office; (5) deposit attrition, client loss or revenue loss following completed mergers or acquisitions that may be greater than anticipated; (6) credit risks associated with an obligor’s failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (7) interest rate risk primarily resulting from our inability to effectively manage the risk, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (8) a decrease in our net interest income due to the interest rate environment; (9) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (10) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (11) potential deterioration in real estate values; (12) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (13) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (14) transaction risk arising from problems with service or product delivery; (15) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (16) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (17) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; (18) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (19) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards, and contractual obligations regarding data privacy and cybersecurity; (20) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations or other guidance, and the possibility of changes in accounting standards, policies, principles and practices; (21) risks related to the legal, regulatory, and supervisory environment, including changes in financial services legislation, regulation, policies, or government officials or other personnel; (22) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (23) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (24) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (25) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of changes in federal and state laws, regulations and guidance relating to climate change; (26) excessive loan losses; (27) reputational risk and possible higher than estimated reduced revenue from previously announced or proposed regulatory changes in the Bank’s consumer programs and products; (28) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (29) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (30) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (31) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (32) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (33) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; and (34) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.